UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2026

Prairie Operating Co.
(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Waugh Drive
Suite 400
Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 424-4247
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 2, 2026, Prairie Operating Co. (“Prairie”) received a letter (the “Minimum Bid Price Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying Prairie that for the last 30 consecutive business days, the closing bid price for Prairie’s common stock (the “Common Stock”) has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Minimum Bid Price Requirement”). The Minimum Bid Price Notice has no effect on the listing of the Common Stock, and the Common Stock will continue to trade on The Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), Prairie has been provided an initial compliance period of 180 calendar days, or until December 29, 2026, to regain compliance with the Nasdaq Minimum Bid Price Requirement, which requires that the closing bid price of the Common Stock meet or exceed $1.00 per share for a minimum of ten consecutive business days (or such longer period as Nasdaq may require in its discretion).

If Prairie is unable to regain compliance with the Nasdaq Minimum Bid Price Requirement, Prairie may be eligible for an additional 180-day compliance period. To qualify, Prairie will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Nasdaq Minimum Bid Price Requirement and will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. In addition, if the Common Stock trades at or below $0.10 for ten consecutive trading days, Nasdaq will immediately issue a delisting determination under Listing Rule 5810, the Common Stock will be suspended from trading, and Prairie will be ineligible for any compliance period that would otherwise be available under Rule 5810(c)(3)(A). If Prairie does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, Nasdaq will notify Prairie of its determination to delist the Common Stock.

Prairie will continue to monitor the bid price of the Common Stock and consider its available options to regain compliance with the Nasdaq Minimum Bid Price Requirement. However, there can be no assurance that Prairie will be able to regain compliance with the Nasdaq Minimum Bid Price Requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

Date: July 9, 2026	By:	/s/ Daniel T. Sweeney
	Name:	Daniel T. Sweeney
	Title:	Executive Vice President, General Counsel and Corporate Secretary